UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 29, 2012

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2012, Corning Natural Gas Corporation (the "Company") entered into a Rights Agent Engagement Agreement with Registrar and Transfer Company, appointing Registrar and Transfer Company as the Company's "Subscription Agent" for its subscription rights offering to be made to shareholders of record on July 2, 2012, upo the effectiveness of its Registration Statement on Form S-1 (No. 333-182386) (the "Registration Statement"). The Rights Agreement also provides for the adjustment of the rights, once issued, upon certain corporate changes and various additional matters. A copy of the Agreement if filed as an exhibit to this Report on Form 8-K and incorporated by reference into the Registration Statement and herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.4	Rights Agent Engagement Agreement, dated as of July 27, 2012, between Corning Natural Gas Corporation and Registrar and Transfer Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: July 30, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.4	Rights Agent Engagement Agreement, dated as of July 27, 2012, between Corning Natural Gas Corporation and Registrar and Transfer Company.